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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 27, 2002

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of February 26, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-A).


                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                   333-73712               95-4596514
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)



           4500 Park Granada
         Calabasas, California                       91302
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         (Address of Principal                     (Zip Code)
          Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
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     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 that are included in the Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to Revolving Home Equity Loan Asset Backed Securities, Series 2002-A, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 2001 and for periods ending September 30, 2001 and 2000 are attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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         INFORMATION AND EXHIBITS.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1  Consent of KPMG LLP

         99.1 Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000

         99.2 Unaudited Financial Statements of FGIC as of September 30, 2001 and for the periods ending September 30, 2001 and September 30, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.






                                      By:  /s/ Josh Adler
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                                             Name:  Josh Adler
                                             Title:  Vice President


Dated: February 27, 2002

EXHIBIT INDEX
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Exhibit     Description
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23.1        Consent of KPMG LLP

99.1 Financial Statements of FGIC as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000

99.2 Unaudited Financial Statements of FGIC as of September 30, 2001 and for the periods ending September 30, 2001 and September 30, 2000